UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Community First, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMMUNITY FIRST, INC.

501 South James M. Campbell Boulevard

Columbia, Tennessee 38401

April 3, 2017

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Community First, Inc. (the “Company”) scheduled for May 16, 2017, at 4:00 p.m., at the Operations building of Community First Bank & Trust located at 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401.

Pursuant to the “e-proxy” rules promulgated by the Securities and Exchange Commission, we are furnishing proxy materials to our shareholders over the Internet. Accordingly, on or about April 3, 2017, we mailed to our shareholders (other than those who have previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials. On the date of the mailing of the Notice of Internet Availability of Proxy Materials, all shareholders of record and beneficial owners will have the ability to access the proxy materials on an Internet website referenced in the Notice of Internet Availability of Proxy materials. These proxy materials will be available free of charge. The e-proxy rules afford us the opportunity to realize cost savings on the printing and distribution of our proxy materials, and we hope that, if possible and convenient, you will avail yourself of this option.

Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the meeting. Please vote and submit your proxy by Internet, telephone or mail. If you choose to vote by mail, please sign and return your proxy card, which will be mailed to you separately.

I hope that you will be able to attend the Shareholders Meeting on May 16, 2017.

Sincerely,

Eslick E. Daniel, M.D.

Chairman of the Board

Enclosures

COMMUNITY FIRST, INC.

501 South James M. Campbell Boulevard

Columbia, Tennessee 38401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 16, 2017

Notice is hereby given that the Annual Meeting of Shareholders (the “Shareholders Meeting”) of Community First, Inc., a Tennessee corporation and bank holding company (the “Company”), will be held at the Operations building of Community First Bank & Trust located at 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401, on May 16, 2017, beginning at 4:00 p.m., local time, for the following purposes:

1.	To elect four (4) individuals to the Board of Directors as Class III directors to hold office for a term of three (3) years and until their successors are duly elected and qualified;

2.	To approve on a non-binding, advisory basis the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement that accompanies this Notice;

3.	To ratify the action of the Company’s Audit Committee in selecting the firm of HORNE LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

4.	To transact such other business as may properly come before the Shareholders Meeting or any adjournment or postponement thereof.

Information regarding the matters to be acted upon at the Shareholders Meeting is contained in the Proxy Statement attached to this Notice.

We are pleased to take advantage of the Securities and Exchange Commission’s rules that allow issuers to furnish proxy materials to their shareholders over the internet. We believe the rules will allow us to provide our shareholders with the information they need in a timely and convenient matter, while lowering the costs of delivery and reducing the environmental impact of our annual meeting of shareholders.

Only shareholders of record at the close of business on March 22, 2017 are entitled to notice of, and to vote at, the Shareholders Meeting or any adjournment(s) thereof.

Your vote is important. Please vote and submit your proxy by the Internet, telephone or mail. Please refer to the proxy card and the accompanying Proxy Statement for additional information regarding your voting options. Even if you plan to attend the Shareholders Meeting, please vote and submit your proxy as soon as possible to ensure that your shares are represented at the Shareholders Meeting. You may revoke your proxy at any time before it is exercised by following the procedures described in the accompanying Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

Columbia, Tennessee	Eslick E. Daniel, M.D.
April 3, 2017	Chairman of the Board

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the

Shareholders Meeting to be Held on May 16, 2017

We are providing the accompanying Proxy Statement in connection with the solicitation by the Board of Directors (the “Board”) of Community First, Inc., a Tennessee corporation and bank holding company (the “Company,” “we,” “our” or “us”), of proxies to be voted at our 2017 Annual Meeting of Shareholders and any adjournment or postponement of the meeting (the “Shareholders Meeting”).

On or about April 3, 2017, a Notice of Internet Availability of Proxy Materials (the “Notice”) was mailed to our shareholders as of March 22, 2017, the record date for the Shareholders Meeting, containing instructions on how to access the Proxy Statement (including all attachments), a form of proxy card, our 2016 Annual Report and any amendments to the foregoing materials that are required to be furnished to shareholders online, and how to vote. If you prefer to receive the proxy materials in the mail and to vote by mail, you may request a printed copy of the materials by sending your request to Community First, Inc., 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401, Attention: Jon Thompson or Ashlee Pope, or by calling (931) 380-2265 or emailing jthompson@cfbk.com or apope@cfbk.com. You will not receive printed copies of the proxy materials in the mail unless you specifically request them.

The Shareholders Meeting will be held May 16, 2017 at 4:00 p.m., local time, at the Operations building of Community First Bank & Trust located at 501 South James M. Campbell Boulevard, Columbia, Tennessee. In order to obtain directions to attend the Shareholders Meeting, please call (931) 380-2265.

The proposals to be voted upon at the Shareholders Meeting, all of which are more completely set forth in this Proxy Statement, are as follows:

1.	To elect four (4) individuals to the Board of Directors as Class III directors to hold office for a term of three (3) years and until their successors are duly elected and qualified;

2.	To approve on a non-binding, advisory basis the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement that accompanies this Notice;

3.	To ratify the action of the Company’s Audit Committee in selecting the firm of HORNE LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

4.	To transact such other business as may properly come before the Shareholders Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends that you vote FOR the approval of all of the proposals.

For information on how to vote in person at the Shareholders Meeting, please see the section entitled “Introduction and General Information” beginning on the first page of the Proxy Statement.

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

OF

COMMUNITY FIRST, INC.

TO BE HELD ON

MAY  16, 2017

INTRODUCTION AND GENERAL INFORMATION

Solicitation of Proxies

This Proxy Statement is being furnished to the holders of the common stock, no par value per share (the “Common Stock”) of Community First, Inc. (the “Company,” “we,” “our” or “us”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) from holders of the outstanding shares of the Common Stock of the Company for use at the Annual Meeting of Shareholders of the Company to be held at the Operations building of Community First Bank & Trust located at 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401, at 4:00 p.m., local time, on May 16, 2017, and at any adjournment or postponement thereof (the “Shareholders Meeting”). The cost of solicitation of proxies will be borne by the Company, including expenses in connection with preparing, assembling and mailing this Proxy Statement.

The Shareholders Meeting is being held (a) to elect four (4) directors of the Company; (b) to approve on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement; (c) to ratify the action of the Company’s Audit Committee in selecting HORNE LLP (“HORNE”) to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and (d) to transact such other business as may properly come before the Shareholders Meeting. The Board of Directors knows of no other business that will be presented for consideration at the Shareholders Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated April 3, 2017. The Notice regarding the Internet availability of proxy materials for the Shareholders Meeting is being mailed to the shareholders of the Company on or about April 3, 2017.

Notice Regarding the Internet Availability of Proxy Materials for the Shareholders Meeting to be held on May 16, 2017

Pursuant to the rules enacted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice regarding the Internet availability of the proxy materials to our shareholders of record and beneficial owners. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice http://www.investorvote.com/OMYF or to request to receive a printed set of proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request receipt of proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by following instructions in the Notice.

Record Date and Revocability of Proxies

The Board of Directors has fixed the close of business on March 22, 2017 as the record date for the determination of holders of the Common Stock entitled to vote at the Shareholders Meeting (the “record date”). As of such date, the Company had 10,000,000 shares of Common Stock authorized, of which 5,024,514 shares were issued and outstanding. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Shareholders Meeting for each share of Common Stock held of record at the close of business on March 22, 2017.

You can vote either in person by attending the Shareholders Meeting or by proxy without attending the Shareholders Meeting. Only shareholders as of the record date are entitled to attend the Shareholders Meeting, and each shareholder must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of the record date. Shareholders as of the record date have the following options to vote by proxy:

1.	By Internet: go to https://www.investorvote.com/omyf; or

2.	By phone: 1-800-652-8683 (toll-free); or

3.	By mail: fill out the proxy card sent to you, date and sign it, and return it in the accompanying envelope.

Any shareholder who has given a proxy may revoke it at any time prior to its exercise at the Shareholders Meeting by (a) giving written notice to the Secretary of the Company, (b) properly submitting to the Secretary of the Company a duly executed proxy bearing a later date, or (c) appearing in person at the Shareholders Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Community First, Inc., 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401, Attention: Tracy Rinks, Secretary.

Quorum and Shareholder Vote Required

A quorum will be present at the meeting if at least 2,512,258 shares of Common Stock are represented in person or by valid proxy at the Shareholders Meeting, which is a majority of the Company’s outstanding shares of Common Stock as of the record date. According to Tennessee law and the Company’s Amended and Restated Charter and Amended and Restated Bylaws, the aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the Shareholders Meeting, whether those shareholders vote “for,” “against” or “abstain” from voting, together with any broker non-votes, will be counted as present for purposes of determining whether a quorum is present.

Broker Proxies. Proxies that are returned to us where brokers have received instructions to vote on one or more proposals but not on other proposal(s) are referred to as “broker non-votes” with respect to the proposal(s) for which the broker did not receive voting instructions. Broker non-votes are included in determining the presence of a quorum. If your broker does not receive instructions from you, your broker may vote for or against ratification of the action of the Company’s Audit Committee in selecting the firm of HORNE to be the Company’s independent registered public accounting firm for the year ending December 31, 2017. However, without instructions, your broker will not be able to vote your shares with respect to the proposal to approve on a non-binding, advisory basis the compensation of the Company’s Named Executive Officers or the proposal regarding the election of directors. Therefore, it is very important that you instruct your broker how you wish your shares to be voted on each of these matters. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum.

Vote Required for Election of Directors. The affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the Shareholders Meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted in determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority and broker non-votes will have no effect on whether one or more directors are elected.

Vote Required to Approve on an Advisory Basis the Compensation of the Company’s Named Executive Officers as Disclosed in this Proxy Statement, the Ratification of HORNE as the Company’s Independent Registered Public Accounting Firm, and Other Matters that May Properly Come Before the Shareholders Meeting. The approval, on a non-binding, advisory basis, of the compensation of the Company’s Named Executive Officers as disclosed elsewhere in this Proxy Statement and the ratification of HORNE as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, and any matter other than that enumerated above that properly comes before the Shareholders Meeting will be approved if the number of shares of Common Stock voted in favor of the proposal exceeds the number of shares of Common Stock voted against it. A properly executed proxy marked “ABSTAIN” with respect to such proposals will not be voted on the proposal, although it will be counted in determining whether there is a quorum. Therefore, so long as a quorum is present, abstaining from voting on such proposals will have no effect on whether such proposals are approved. Similarly, broker non-votes will have no effect on whether a proposal will be approved.

Action to be Taken Under the Proxy

Proxies in the form that accompanies this Proxy Statement that are properly executed and returned will be voted at the Shareholders Meeting in accordance with the directions on such proxies. If no directions are specified, such proxies will be voted (a) “FOR” the election of the four (4) persons specified as nominees for directors of the Company, each of whom will serve for a three-year term, until their successors are duly elected and qualified; (b) “FOR” the approval, on a non-binding, advisory basis, of the compensation of the Company’s Named Executive Officers as disclosed elsewhere in this Proxy Statement; (c) “FOR” the ratification of the action of the Company’s Audit Committee in selecting HORNE to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and (d) in the best judgment of the persons named in the proxy in connection with the transaction of such other business as may properly come before the Shareholders Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Persons and groups beneficially owning more than 5% of Common Stock are required under federal securities laws to file certain reports with the SEC detailing their ownership. The following table sets forth the amount and percentage of the Common Stock beneficially owned by any person or group of persons known to the Company to be a beneficial owner of more than 5% of the Common Stock as of the record date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (a)		Percent of Common Stock Outstanding
Eslick E. Daniel, MD 501 S. James M. Campbell Blvd. Columbia, TN 38401	659,100	(b)	13.19%
Ruskin A. Vest, Jr. 501 S. James M. Campbell Blvd. Columbia, TN 38401	542,850		10.86%
Robert E. Daniel 501 S. James M. Campbell Blvd. Columbia, TN 38401	376,255	(c)	7.53%

(a)	For purposes of this table, an individual or entity is considered to “beneficially own” any share of Common Stock which he, she or it directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (1) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. In addition, an individual or entity is deemed to be the beneficial owner of any share of Common Stock of which he, she or it has the right to acquire voting or investment power within 60 days of the record date.
(b)	Includes 9,246 shares of Common Stock owned by Dr. Daniel’s spouse, 101,002 shares of Common Stock held by the Daniel Family General Partnership for which Dr. Daniel has sole voting and dispositive power over the shares, 7,070 shares of Common Stock held by various relatives for whom Dr. Daniel serves as custodian, and 40,320 shares of Common Stock held by various trusts for which Dr. Daniel serves as trustee.
(c)	Includes 33,297 shares of Common Stock owned by Mr. Daniel’s spouse and 8,734 shares of Common Stock held by the Fletcher Ewing Daniel Trust, for which Mr. Daniel serves as trustee, but does not include Mr. Daniel’s interest in 101,002 shares held by the Daniel Family General Partnership for which Mr. Daniel does not have voting or dispositive power over the shares.

The following table sets forth, as of the record date, certain information known to the Company as to Common Stock beneficially owned by each director and director nominee, Named Executive Officer of the Company (identified in the Summary Compensation Table below) and by all directors and executive officers of the Company as a group. The address for each of our directors and executive officers listed below is c/o Community First, Inc., 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401.

Name of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership of Common Stock(1)		Shares of Common Stock Acquirable in 60 days(13)	Percent of Outstanding Common Stock
Eslick E. Daniel, MD	Director, Chairman of the Board of Directors	659,100	(2)	—	13.19%
Vasant Gopal Hari	Director	25,256	(3)	—	*
W. Roger Witherow	Director	61,591	(4)	—	1.23%
Martin Maguire	Director	6,704		—	*
Dinah C. Vire	Director	81,333	(5)	—	1.63%
Bernard Childress	Director	4,040		—	*
Randy A. Maxwell	Director	58,954	(6)	—	1.18%
Stephen F. Walker	Director	22,210	(7)	—	*
Michael D. Penrod	Director	121,183	(8)	—	2.42%
Robert E. Daniel	Director	376,255	(9)	—	7.53%
Ruskin A. Vest, Jr.	Director	542,850		—	10.86%
Louis E. Holloway	Chief Executive Officer of the Company and of the Bank	71,216	(10)	4,500	1.42%
Jon Thompson	President and Chief Financial Officer of the Company and of the Bank	33,896	(11)	1,000	*
James A. Bratton	Senior Vice President and Chief Credit Officer of the Company and of the Bank	25,349	(12)	2,000	*
All executive officers and directors as a group (15 persons)	—	2,110,917		7,500	42.17%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock, as applicable.
(1)	For the purpose of computing the amount of shares owned by each beneficial owner, shares subject to stock options presently exercisable or which will be exercisable within sixty (60) days of March 22, 2017 held by such beneficial owner are deemed outstanding. Such shares are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.
(2)	Includes 9,246 shares of Common Stock owned by Dr. Daniel’s spouse, 101,002 shares of Common Stock held by the Daniel Family General Partnership for which Dr. Daniel has sole voting and dispositive power over the shares, 7,070 shares of Common Stock held by various relatives for whom the director serves as custodian, and 40,320 shares of Common Stock held by various trusts for which the director serves as trustee.
(3)	Includes 2,828 shares of Common Stock owned by Mr. Hari’s spouse.
(4)	Includes 7,743 shares of Common Stock held in an IRA owned by Mr. Witherow’s spouse.

(5)	Includes 30,250 shares of Common Stock held by a trust for which Ms. Vire serves as trustee.
(6)	Includes 1,008 shares of Common Stock owned by Mr. Maxwell’s children. 17,104 shares of Common Stock beneficially owned by Mr. Maxwell have been pledged to Community First Bank & Trust, the Company’s wholly owned bank subsidiary (the “Bank”), as security for a personal loan in the ordinary course of business.
(7)	Includes 5,996 shares of Common Stock, which represents Mr. Walker’s share of shares of Common Stock owned by the Walker Family Partnership. 5,000 shares of Common Stock beneficially owned by Mr. Walker have been pledged to the Bank as security for a personal loan in the ordinary course of business.
(8)	6,000 shares of Common Stock beneficially owned by Mr. Penrod have been pledged to the Bank as security for a commercial line of credit in the ordinary course of business.
(9)	Includes 33,297 shares of Common Stock owned by Mr. Daniel’s spouse, 8,734 shares held by the Fletcher Ewing Daniel Trust, for which Mr. Daniel serves as trustee, but does not include Mr. Daniel’s interest in 101,002 shares held by the Daniel Family General Partnership for which Mr. Daniel does not have voting or dispositive power over the shares.
(10)	Includes options to purchase 4,500 shares of Common Stock.
(11)	Includes options to purchase 1,000 shares of Common Stock.
(12)	Includes 1,212 shares of Common Stock held in an IRA owned by Mr. Bratton’s spouse and options to purchase 2,000 shares of Common Stock.
(13)	Represents options that could be exercised to purchase Common Stock at March 22, 2017 or within 60 days thereafter, which are included within the Amount and Nature of Beneficial Ownership of Common Stock column.

Section 16(a) Beneficial Ownership Reporting Compliance

Under federal securities laws, the Company’s directors, executive officers and greater-than-10% shareholders are required to file reports of initial ownership and reports of changes in amounts of Common Stock and other securities of the Company. Based solely on representations and information provided to the Company by the persons required to make such filings, the Company believes that all filing requirements were complied with during the last fiscal year.

PROPOSAL 1: ELECTION OF DIRECTORS

Directors Standing for Election

The Board of Directors is divided into three classes (Class I, Class II and Class III), which pursuant to the Company’s Amended and Restated Charter must be nearly as equal in number as possible. Typically, at each annual meeting of shareholders, directors constituting one class are elected for a three-year term. The Board of Directors has nominated and recommends to the shareholders Eslick E. Daniel, M.D., Vasant G. Hari, Martin Maguire and Ruskin A. Vest, Jr., each of whom is an incumbent Class III director, for election as Class III directors to serve until the annual meeting of shareholders in 2020 and until such time as their respective successors are duly elected and qualified. The members of the Company’s Board of Directors, as well as the Company’s principal executive officer, Louis E. Holloway, and the Company’s President, Jon Thompson, are also members of the Board of Directors of the Bank.

The Board expects each of the nominees to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Information regarding each of the nominees for director is set forth below. Directors’ ages are given as of the date of this Proxy Statement. The Board of Directors recommends that shareholders vote “FOR” each of the four (4) director nominees set forth below.

The biographies of each of the nominees and continuing directors below contain information regarding the person’s service as a director, business experience, director positions for SEC reporting companies held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director for the Company.

Nominees for Election to the Board

Name	Age	Principal Occupation
Class III Directors

Eslick E. Daniel, M.D.	75

Dr. Daniel is Chairman of the Board of Directors. He is a retired orthopedic surgeon and founder of Mid-Tennessee Bone and Joint Clinic, P.C. He actively serves the community by participating in several civic organizations. He was first elected to the Board in 1999.

Dr. Daniel is an experienced business leader with an extensive medical background. His experience as the chairman of the Board of Directors offers the Board management experience, leadership capabilities, financial knowledge and business acumen. Dr. Daniel is the father of Robert E. Daniel, who also serves as a director of the Company.

Name	Age	Principal Occupation
Vasant G. Hari	68

Mr. Hari is an investor in the hospitality industry. He was first elected to the Board in 2000.

Mr. Hari has extensive knowledge of the hospitality industry, having invested in a number of businesses in the community served by the Company. He is also actively involved in community affairs in the Company’s market area.

Martin Maguire	45

Mr. Maguire is a licensed CPA and part owner of Brown & Maguire CPAs, with 23 years of experience in public and private accounting. Mr. Maguire is also a part owner of Jams Investments LLC and 3Cords Solutions, LLC. He also serves as a board member for the Brentwood Church of the Nazarene. Mr. Maguire was first elected to the Board in January 2013.

Mr. Maguire has experience in performing audits, reviewing and compiling financial statements and providing tax services for both public and private companies. He is also an active member of the community served by the Company. Mr. Maguire has also served as a chief financial officer of a general contractor and therefore has insights into the operations of a certain number of the Company’s clients.

Ruskin A. Vest, Jr.	62

Mr. Vest is a successful entrepreneur and owner of several businesses in Maury County and surrounding areas. He is president and part-owner of Southeastern Shirt Corporation, a position he has held since 1986, and president and part-owner of Southeastern Pant, LLC, a position he has held since 1996. He is the former executive vice president of Service Partners Industrial Products Co., LLC, a wholly-owned subsidiary of Masco Corporation that is a building materials distributor, a position he held from 1984 to 2015. Mr. Vest was first elected to the Board in December 2013.

Mr. Vest is also an active member of the Maury County community and serves on the Executive Committee of the Board of Trustees of the Webb School in Bell Buckle, Tennessee.

Mr. Vest’s wide variety of business experience, including manufacturing and real estate development, allows him to bring to the Board a broad understanding of a number of industries in which many of the Company’s clients operate. His active involvement in a number of community activities in the Company’s Maury County market allows him to contribute valuable insight to the Board on key developments in the Maury County market.

Directors Continuing in Office

Name	Age	Principal Occupation
Class I Directors, Whose Terms of Office Will Expire in 2018

Randy A. Maxwell	60

Mr. Maxwell is the investment manager of Tennessee Farmers Mutual Insurance Company, a position he has held since 1987. He is also the president and sole owner and director of Wealth Management of Water Valley, Inc. He was first elected to the Board in 1999.

Mr. Maxwell has extensive securities knowledge having been involved in bond portfolio management for over 25 years and prior to that was involved in banking for six years.

Michael D. Penrod	56

Mr. Penrod is president and an engineer of over 30 years for Industrial Contractors, Inc., a construction company that operates within the Bank’s core geographic areas. He is also a part owner of Industrial Contractors, Inc. as well as Craneworks, LLC, a local company specializing in crane and lifting safety. He is also a member of the American Society of Civil Engineers. Mr. Penrod was first elected to the Board in June 2013.

Mr. Penrod is an active member in his community. He serves on the Columbia State Community College Veterinary Technology Institutional Animal Care and Use Committee and as a director of the Youth Education Foundation.

Mr. Penrod’s business experience in the construction and engineering sectors allows him to bring to the Board a broad understanding of industries in which many of the Company’s clients operate. His active involvement in a number of community activities in the Company’s Maury County market allows him to contribute valuable insight to the Board on key developments in the Maury County market.

Dinah C. Vire	65

Ms. Vire is the former manager of a physician’s office, a position she held from 1989 until her retirement in 2007. Ms. Vire was first elected to the Board in 1999. Since then, she has served on several committees of the Board, including the Investment Committee, Audit Committee, and Executive Compensation Committee.

Ms. Vire has a variety of business and management experience having served in physician management for more than 20 years in the Company’s market area. She is also actively involved in a number of community activities in the Company’s market area.

Name	Age	Principal Occupation
Class II Directors, Whose Terms of Office Will Expire in 2019

Bernard Childress	61

Mr. Childress is a former educator. He is currently the executive director of the Tennessee Secondary School Athletic Association, a position he has held since June 15, 2009. Prior to becoming the executive director, Mr. Childress was the assistant executive director of the Tennessee Secondary School Athletic Association since 1994. Mr. Childress was first elected to the Board in 1999.

Mr. Childress has a wide variety of business experience gained through his experience in education. He is also actively involved in a number of community activities within the Company’s market areas.

Robert E. Daniel	48

Mr. Daniel is founder and president for Compass Capital, LLC, an investment company located in Franklin, TN. He has held this position since 1998. He is also the part owner and serves as secretary and treasurer of several privately held companies in the real estate, finance and manufacturing industries, including DSS Pro Diesel Partners LLC, Base, Inc., and Partners on the Lane. Mr. Daniel was first elected to the Board in June 2013.

Mr. Daniel is an active member in the Williamson County community, serving as the secretary of the Williamson County Medical Center Board of Trustees. He previously served as chairman of the Boys and Girls Clubs of Franklin, and as chairman of the Thompson Station, Tennessee Planning Commission. Mr. Daniel is the son of Eslick E. Daniel, M.D., who also serves as a director of the Company.

Stephen F. Walker	47

Mr. Walker is the commercial property manager for Walker Family Limited Partnership, a position he has held since 1994. He currently serves as a member of the executive committee, the treasurer and chairman elect for Columbia Main Street, a local program that is active in the Bank’s market areas, and served on the board of directors for the Court Appointed Special Advocates (CASA) of Maury County from 2011 to 2013. Mr. Walker is also a member of the City of Columbia Board of Zoning Appeals. He was first elected to the Board in 1999.

Mr. Walker has extensive experience in commercial real estate matters and is the operator of a successful commercial property management business located in the Company’s market area. Through his work on several civic organizations and youth sports programs, he is also actively involved in the local community.

Name	Age	Principal Occupation
W. Roger Witherow	66

Mr. Witherow is president of Roger Witherow & Associates, Inc., a firm specializing in executive and employee fringe benefits. He has held that position since 1976. Mr. Witherow is a registered representative and sells securities through Thoroughbred Financial Services LLC. He was first elected to the Board in 2000.

Mr. Witherow has significant knowledge of human resource matters and employee benefits. He also has extensive knowledge of accounting and corporate finance issues through his career in the securities industry.

The Board of Directors has established procedures for shareholders, employees and other parties interested in communicating with members of the Board of Directors. Any interested party can communicate with the Company’s directors, including the chairperson of any of the committees of the Board of Directors, by writing to a director c/o Community First, Inc. 501 South James M. Campbell Blvd., Columbia, Tennessee 38401. All such communications will be forwarded directly to the director to whom they are addressed.

The Board of Directors has adopted a policy stating that directors are strongly encouraged to attend the annual meeting of shareholders. In order to encourage director attendance at the annual meeting of shareholders, a meeting of the Board of Directors is typically held before or directly after the annual meeting of shareholders. All of the members of the Board of Directors at the date of the 2016 Annual Meeting of Shareholders, with the exception of Vasant G. Hari, attended the 2016 Annual Meeting of Shareholders.

PROPOSAL 2: ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED

EXECUTIVE OFFICERS

The Company believes that the compensation for the Named Executive Officers, as described in this Proxy Statement, including the tabular disclosure regarding such compensation and the accompanying narrative, is based on a pay-for-performance culture and is strongly aligned with the long-term interests of the Company’s shareholders. The Company believes that its culture focuses executives on prudent risk management and appropriately rewards them for performance.

The Company also believes that both the Company and its shareholders benefit from responsive corporate governance policies and consistent dialogue.

Moreover, the Company believes that the extensive disclosure of compensation information provided in this Proxy Statement provides the Company’s shareholders the information they need to make an informed decision as they weigh the pay of the Named Executive Officers in relation to the Company’s performance. This “Say-on-Pay” proposal gives you as a shareholder the opportunity to endorse or not endorse the compensation the Company paid to the Named Executive Officers through the following resolution:

“RESOLVED, that the shareholders of Community First, Inc. approve the compensation of the executive officers of Community First, Inc. as described in this Proxy Statement, including the tabular disclosure regarding such compensation and the accompanying narrative.”

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee of the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements for the Company’s Named Executive Officers.

The Board of Directors recommends that shareholders vote “FOR” approval of this proposal.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed HORNE as our independent registered public accounting firm for the fiscal year ending December 31, 2017. HORNE is a full-service firm of certified public accountants with expertise in bank holding company auditing. The firm representative who oversees the audit is located in HORNE’s Memphis, Tennessee office. Services provided to the Company and its subsidiaries by HORNE in fiscal year 2016 are described below under “Audit and Non-Audit Fees.”

It is anticipated that a representative of HORNE will be present at the Shareholders Meeting to respond to appropriate questions. Such representative will have an opportunity to make a statement at the Shareholders Meeting if the representative desires to do so.

Ratification of the appointment of HORNE will be approved if the number of shares of Common Stock voting for the proposal exceeds the number of shares of Common Stock voting against the proposal. If the Company’s shareholders do not ratify the appointment of HORNE, the Audit Committee will reconsider the appointment and may affirm the appointment or retain another independent accounting firm. If the appointment is ratified, the Audit Committee may in the future replace HORNE as the Company’s independent registered public accounting firm if it is determined that it is in the Company’s best interest to do so.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of HORNE as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

EXECUTIVE OFFICERS

Information concerning the Company’s executive officers is set forth below.

Name	Age	Principal Occupation
Louis E. Holloway	64	Mr. Holloway is Chief Executive Officer of the Company and of the Bank. He was appointed Chief Executive Officer of the Bank on January 17, 2012, and Chief Executive Officer of the Company on March 20, 2012. From June 28, 2011 until February 1, 2016, he served as President of the Company and the Bank. Prior to being appointed to these positions, he served as Senior Vice President and Chief Credit Officer of the Bank from May 2011 and Senior Vice President and Chief Retail Officer of the Bank from January 2008 to May 2011. Prior to joining the Bank in January of 2008, Mr. Holloway served in market development for Bank of America as senior vice president / market president in Macon, Georgia from 1997 to 2007. He also held various positions in lending and consumer business. Mr. Holloway, who serves on the Board of the Bank, has over thirty years of banking experience.

Jon Thompson	36	Mr. Thompson is President and Chief Financial Officer of the Company and the Bank. He was appointed as the President of the Company and the Bank on February 1, 2016 and as Chief Financial Officer in July 2012. He served as Senior Vice President beginning in September 2014 to February 1, 2016. Prior to his appointment as Senior Vice President and Chief Financial Officer, Mr. Thompson served as the Assistant Vice President and Controller of the Bank beginning in August 2008. Prior to joining the Bank, Mr. Thompson was a senior staff member of Crowe Horwath LLP, an independent registered public accounting firm, from January 2005 through August 2008.

J. Elaine Chaffin	59	Ms. Chaffin is Chief Risk Manager and Senior Vice President of the Company and of the Bank. She was appointed as the Chief Risk Manager in August 2010 and was named Senior Vice President in December 2012. Ms. Chaffin also served as Vice President from April 2010 to December 2012, as the Bank’s Compliance Officer from April 2010 through August 2010, and Interim Compliance Officer from January 2013 to April 2013. Prior to joining the Bank, she served as senior vice president, executive officer and chief risk manager for Community Bank of the Cumberlands in Cookeville, Tennessee, from May 2001 through April 2010. She also served as chief compliance officer for Cumberland Bancorp from 1999

Name	Age	Principal Occupation
James A. Bratton	52

to 2001 and served as compliance officer for the Tennessee offices of TransFinancial Bank from 1988 to 1999. Ms. Chaffin is an active member of the community and currently serves on the board of directors of the Boys and Girls Club of Maury County. She has over 30 years of banking experience.

Mr. Bratton is Senior Vice President and Chief Credit Officer of the Company and of the Bank and has held that position since July 2011. Before being appointed to this position, he served as Vice President, Commercial Lending beginning in January 2003. Prior to joining the Bank, he served in various positions with First Farmers and Merchants National Bank in Columbia, Tennessee from 1987 to 2001. Mr. Bratton also currently serves as a director and vice chairman of Maury Farmers Co-Op, a member of the Tennessee Farmers Cooperative. He is also a director of the Maury County Soil Conservation Board, a local position associated with the USDA Natural Resources and Conservation Service.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board of Directors has established a set of Corporate Governance Guidelines which address such matters as director qualifications, director nominations, board composition, director meetings, board committees and other matters. The Board of Directors believes such guidelines to be appropriate for the Company in its effort to maintain “best practices” as to corporate governance. A copy of the Corporate Governance Guidelines, which have been updated since their adoption, can be viewed on the Company’s website, http://www.cfbk.com (accessible through the “Shareholders” link).

Board Leadership Structure

Mr. Holloway serves as the Company’s principal executive officer. The Company separates the roles of principal executive officer and Chairman of the Board in recognition of the differences between the two roles. The principal executive officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance to the principal executive officer, sets the agenda for Board meetings and presides over meetings of the full Board of Directors.

Board’s Role in Risk Oversight

While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls, and discusses with management, the internal auditors, and the independent registered public accounting firm the Company’s policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, credit operations and regulatory compliance. The Audit Committee also assists the Board of Directors in fulfilling its duties and oversight responsibilities relating to the Company’s compliance and ethics programs, including compliance with legal and regulatory requirements. The Compensation Committee is responsible for considering the risks that may be implicated by the Company’s executive compensation programs and reviews those risks with the Company’s Chief Risk Manager.

Director Nomination Procedure and Director Independence

The Company seeks to attract and retain highly qualified directors who are willing to commit the time and effort necessary to fulfill their duties and responsibilities as a director of the Company. The Board of Directors desires to maintain flexibility in choosing appropriate board candidates, and therefore has not adopted specific, minimum qualifications that must be met by a recommended nominee for a position on the Board of Directors. Board candidates are generally considered based on various criteria, including their business and professional skills and experiences, business and social perspective, personal integrity and judgment and other factors the Board of Directors may deem relevant under the circumstances. All members of the Board of Directors, including those members who are nominated for reelection in 2017, are independent directors, as determined under applicable listing standards of the Nasdaq Stock Market, LLC (“Nasdaq”).

The Board of Directors has not adopted a formal diversity policy for nominees. Rather, the Board of Directors as needed reviews and determines the specific qualifications and skills that one or more directors must possess in the context of the then current needs of the Board of Directors with respect to experience, expertise and age. In making recommendations for nominees to the Board of Directors, the Board of Directors seeks to include directors who, when taken together with the other nominees and continuing directors, will create a Board that offers a diversity of education, professional experience, gender, race, background, age, perspective, viewpoints and skill.

Once the Board of Directors makes the preliminary determination that there is a need for additional Board members to fill vacancies or expand the size of the Board, the entire Board will begin searching for a prospective nominee. After a prospective nominee is identified, the Board makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Board with the recommendation of the prospective candidate, as well as each director’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. If the Board determines that additional consideration is warranted, it may request a third-party search firm to gather additional information about the prospective nominee’s background and experience and to report their findings to the Board.

Director nominees are selected by a majority vote of the Board of Directors, each member of which the Board has determined is independent under Rule 5605(a)(2) of the listing standards of Nasdaq. Given the size and composition of the Board of Directors, the Company does not have a separate nominating committee or committee performing similar functions. Accordingly there is no nominating committee charter.

In making its determination of independence, the Board specifically considered Mr. Witherow’s affiliation with two entities that provide services to the Bank in various capacities such as insurance broker and benefits advisor. The Board also considered Mr. Maguire’s position as partner of Brown & Maguire CPAs, PLLC, which has provided audit services to the Bank. These audit services include auditing the financial statements of the Community First Bank & Trust 401(k) Profit Sharing Plan (the “Plan”) for the years ended December 31, 2011 and 2010. These audit services were not provided directly to the Company but were provided to the Bank, which controls and manages the operations and administration of the Plan. The engagement with Brown & Maguire CPAs, PLLC, was terminated effective January 1, 2013. Despite such affiliations with respect to Messrs. Witherow and Maguire, the Board concluded that both directors are still independent under Nasdaq listing standards.

The Board will consider nominees for the Board of Directors recommended by shareholders if shareholders comply with the advance notice provisions contained in the Company’s Amended and Restated Bylaws. The Board evaluates nominees recommended by shareholders on the same basis as nominees recommended by any other source. Nominations to the Board may be submitted by shareholders of the Company for consideration by the Board of Directors by sending such nomination to: Eslick E. Daniel, M.D., Community First, Inc., 501 South James M. Campbell Boulevard, Columbia, Tennessee 38401.

Meetings and Committees of the Board of Directors

The Board of Directors held eleven meetings during 2016. No director of the Company attended fewer than 75% of the aggregate of (a) the total number of Board meetings held during 2016 and (b) the total number of committee meetings of the Board on which he or she served during 2016.

Compensation Committee. Currently, each member of the Board of Directors serves on the Compensation Committee. Dr. Daniel acts as the Chairman of the Compensation Committee. The Compensation Committee oversees matters relating to the compensation of the Company’s and the Bank’s principal executive officer and other Named Executive Officers. The Compensation Committee has adopted a written charter, which can be viewed on the Company’s website, http://www.cfbk.com (accessible through the “Shareholders” link). All members of the Compensation Committee are independent directors as defined by Rule 5605(a)(2) of Nasdaq’s listing standards. The Compensation Committee held one meeting in 2016.

Audit Committee. The Audit Committee of the Board of Directors is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and is currently composed of Martin Maguire, Bernard Childress, Robert E. Daniel, Randy A. Maxwell and Dinah C. Vire, each of whom is independent under Rule 5605(a)(2) of Nasdaq’s listing standards and the rules and regulations of the SEC. The Board of Directors has determined that Mr. Maguire is an “audit committee financial expert” as defined in applicable SEC rules, and he has served as the Audit Committee Chairman since his appointment to the Board of Directors on January 17, 2013. The Audit Committee held four meetings in 2016.

The Audit Committee assists the Board of Directors in fulfilling its responsibility for overseeing the accounting, auditing and financial reporting processes of the Company. The Audit Committee has adopted a written charter, which has been updated since its adoption, a copy of which can be viewed on the Company’s website, http://www.cfbk.com (accessible through the “Shareholders” link). In addition to other activities, prior to the release of quarterly reports in fiscal year 2016, the Audit Committee also reviewed and discussed the interim financial information contained therein with the Company’s independent registered public accounting firm.

Compensation Committee Interlocks and Insider Participation

During 2016, each member of the Board of Directors served on the Company’s Compensation Committee, with Dr. Daniel serving as Chairman of the Compensation Committee. None of these individuals has at any time been an officer or employee of the Company or any of its subsidiaries. There are no relationships among the Company’s executive officers, members of the Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable regulations of the SEC.

No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company or the Bank has served as a director of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company or the Bank has served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company or the Bank.

Certain Relationships and Related Transactions

Except as set forth below with respect to banking transaction in the ordinary course, there were no related party transactions during 2016, and there are no existing or proposed direct or indirect material transactions between the Company and any of their officers, directors, or any affiliate of the foregoing, except in the ordinary course of the Company’s business.

The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with directors and officers of the Company and their affiliates, including members of their families or corporations, partnerships or other organizations in which such officers or directors have a controlling interest, on substantially the same terms (including price or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties. Such banking transactions have not involved more than the normal risk of collection nor do these transactions present other unfavorable features. As of December 31, 2016, the aggregate amount of loans outstanding to directors, executive officers and related parties was approximately $3,231,378.

Pursuant to the charter of the Company’s Audit Committee, the Audit Committee is responsible for reviewing and approving and/or ratifying related party transactions, including any transactions that the Company is required to report in its proxy statements under Item 404 of Regulation S-K. These transactions, to be approved, must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

Audit and Non-Audit Fees

For the years ended December 31, 2016 and December 31, 2015, the Company was billed the aggregate fees set forth below by HORNE:

	2016	2015
Audit Fees(1)	$141,400	$137,300
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—

Total	$141,400	$137,300

1.	Audit fees include fees related to the annual independent audit of the Company’s financial statements and reviews of the Company’s annual report on Form 10-K for 2016 and Form 10-K for 2015 and quarterly reports on Form 10-Q for 2016 and Form 10-Q for 2015 as well as other audit-related assistance, including out-of-pocket expenses.
2.	There were no audit-related fees associated with services provided by HORNE in either 2016 or 2015 (other than those reported under the audit fees listed above).
3.	There were no tax fees associated with services provided by HORNE in either 2016 or 2015.
4.	There were no other fees associated with services provided by HORNE in either 2016 or 2015.

Pre-Approval of Audit and Non-Audit Fees

Consistent with Section 202 of the Sarbanes-Oxley Act of 2002 and SEC rules regarding auditor independence, our Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm. In 2016 the Audit Committee approved all fees paid to HORNE in accordance with applicable rules.

The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent registered public accounting firm to the Company. The policy requires that all services our independent registered public accounting firm may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-audit services provided by HORNE during fiscal year 2016 prior to HORNE performing such services.

Audit Committee Report

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee’s primary responsibility is the oversight of the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for establishing and maintaining the Company’s internal controls, for preparing the financial statements, and for the public reporting process. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with generally accepted auditing standards and for issuing a report on its audit. The independent registered public accounting firm also issues a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee reviews the work of management and has direct responsibility for retention of the independent registered public accounting firm on behalf of the Board of Directors.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standards No. 1301. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with it the firm’s independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the undersigned Audit Committee members recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors: Martin Maguire, Chair Bernard Childress Robert E. Daniel Randy A. Maxwell Dinah C. Vire

EXECUTIVE AND DIRECTOR COMPENSATION

2016 Summary Compensation Table

The table below summarizes the compensation paid or accrued by the Company during the fiscal years ended December 31, 2016 and December 31, 2015 for (i) Louis E. Holloway, our Chief Executive Officer; (ii) Jon Thompson, our President and Chief Financial Officer; and (iii) James A. Bratton, our Senior Vice President and Chief Credit Officer (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value ($) (3)		All Other Compensation ($) (4)		Total ($)
Louis E. Holloway Chief Executive Officer of the Company and of the Bank	2016 2015	$ $	265,225 257,500	$5,250 —	$152,000 —	— —	— —		— —	$ $	23,575 17,409	$ $	446,050 274,909
Jon Thompson President and Chief Financial Officer of the Company and of the Bank	2016 2015	$ $	163,185 139,050	$23,250 —	$59,000 —	— —	— —		— —	$ $	9,173 6,133	$ $	254,608 145,183
James A. Bratton Senior Vice President and Chief Credit Officer of the Company and of the Bank	2016 2015	$ $	169,777 153,182	$18,000 —	$9,000 —	— —	— —	$ $	66,658 46,609	$ $	19,773 17,439	$ $	283,208 217,230

(1)	On January 19, 2016 the Committee approved the payment of a one-time bonus to each of the Named Executive Officers in consideration of the extensive efforts of the Named Executive Officers to improve the Company’s financial condition and resulting recapitalization of the Company. A portion of this bonus was paid in cash, with the remaining portion paid in shares of Common Stock, the details of which are described in the Stock Awards column. The Named Executive Officers could elect the amount of the bonus to be paid in cash and the amount to be paid in shares of Common Stock.
(2)	Stock Awards – Amounts in this column reflect the aggregate grant date fair value of stock awards and restricted stock awards in 2016. On January 19, 2016, the Compensation Committee granted 13,333, 2,308 and 2,308 unrestricted shares of Common Stock to Messrs. Holloway, Thompson and Bratton, respectively, as a portion of the one-time bonus described above. To calculate the grant date fair value, the Company multiplied the number of shares granted by $3.90, the price per share at which Common Stock traded in the transaction known to the Company to have occurred in closest proximity prior to the grant date. On June 29, 2016, the Compensation Committee granted 21,502 and 10,526 shares of restricted Common Stock to Messrs. Holloway and Thompson, respectively, pursuant to the Company’s 2016 Equity Incentive Plan that was approved by the Company’s shareholders on May 17, 2016. The forfeiture restrictions with respect to each of the restricted stock awards lapse in pro rata increments annually on each of the first three anniversaries of the grant date for the award. To calculate the grant date fair value, the Company multiplied the number of shares granted by $4.75, the price per share at which Common Stock traded in the transaction known to the Company to have occurred in closest proximity prior to the grant date.
(3)	The amounts shown in this column reflect only the actuarial increases in the present value of Mr. Bratton’s benefits under the Company’s Supplemental Executive Retirement Plan (“SERP”) and, as a result, include unvested amounts that Mr. Bratton may not currently be entitled to receive. The SERP is discussed in further detail under the heading “SERP Agreement” below.
(4)	The amounts shown in this column for 2016 include the following:

			Perquisites and Personal Benefits
	401(k) Contribution	Insurance Premiums (a)	Automobile Allowance (b)	Cell Phone Allowance (c)	Country Club Dues	Sales Tax Paid on Country Club Dues	Total
Louis E. Holloway	$5,067	$942	$12,000	$1,020	$4,249	$297	$23,575
Jon Thompson	$7,497	$656	—	$1,020	—	—	$9,173
James A. Bratton	$7,651	$633	$6,000	$1,020	$4,174	$295	$19,773

(a)	Amounts include insurance premiums paid by, or on behalf of, the Company with respect to life insurance for the benefit of the Named Executive Officer.
(b)	Amounts reflect the fixed allowance each officer received for use of their own vehicles, regardless of actual use while employed by the Company or the Bank.
(c)	Amounts reflect the fixed allowance each officer received for use of their own cell phones, regardless of actual use while employed by the Company or the Bank.

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table sets forth information concerning (1) unexercised options, (2) stock that has not vested, and (3) equity incentive plan awards for each of the Named Executive Officers that remained outstanding as of December 31, 2016.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Louis E. Holloway	2,000 2,500	— —	— —	$ $	30.00 19.00	1/2/2018 1/5/2019	— —	— —	21,052 —	$100,000 —
Jon Thompson	1,000	—	—		$19.00	1/5/2019	—	—	10,526	$50,000
James A. Bratton	500 750 750	— — —	— — —	$ $ $	30.00 30.00 19.00	7/2/2017 1/2/2018 1/5/2019	— — —	— — —	— — —	— — —

(1)	These restricted stock awards vest pro rata over three years. In addition, an award shall vest in full immediately upon the termination of the Named Executive Officer’s employment with the Company which results from his death or disability or, if earlier, upon a “change in control” of the Company, as that term is defined in the Company’s 2016 Equity Incentive Plan. If the Named Executive Officer’s employment with the Company otherwise terminates prior to the lapsing of the forfeiture restrictions with respect to a portion of the award, those shares for which the forfeiture restrictions had not lapsed as of that date will be forfeited by the Named Executive Officer.
(2)	Market value is determined by multiplying the number of shares by $4.75, the price per share at which Common Stock traded in the transaction known to the Company to have occurred in closest proximity prior to December 31, 2016.

SERP Agreement

On December 27, 2010, the Bank entered into an Amended and Restated Participation Agreement (the “Amended and Restated SERP Participation Agreement”) under the SERP with Mr. Bratton. The Amended and Restated SERP Participation Agreement replaced the Participation Agreement that Mr. Bratton had previously entered into with the Bank and was amended principally for the purpose of clarifying the vesting and benefit payment provisions. The Amended and Restated SERP Participation Agreement does not modify the amount of benefits payable to Mr. Bratton.

Pursuant to Mr. Bratton’s Amended and Restated SERP Participation Agreement, if Mr. Bratton elects early retirement after (i) attaining age 60 and (ii) fifteen years of service with the Bank (“Early Retirement”), he will be entitled to receive an annual benefit equal to 25% of his average base salary during the 24 months prior to his Early Retirement for a period of ten years (payable in equal monthly installments following his Early Retirement). Mr. Bratton also vests 20% annually in his Normal Retirement SERP benefit starting with his 11th year of service with the Bank. If Mr. Bratton’s employment is terminated by the Bank other than for Cause or by Mr. Bratton, he will be entitled to receive an annual benefit equal to the vested percentage of 25% of his average base salary during the 24 months prior to the termination of his employment for a period of ten years (payable in equal monthly installments following his termination of employment after reaching age 65, or if his employment is terminated prior to his reaching age 65, following his reaching age 65). Based on these conditions, Mr. Bratton started vesting in his SERP benefits in January, 2013. He will become fully vested in his Normal Retirement SERP benefit in January, 2018 and in his Early Retirement SERP benefit in January 2025. In the event of Mr. Bratton’s disability, he will become 100% vested in the portion of his SERP benefit then accrued and will be entitled to receive a lump sum benefit payable not later than 90 days following his disability. In the event of Mr. Bratton’s death, his estate will be entitled to receive a lump sum payment equal to the then present value of the aggregate SERP benefit payments irrespective of any vesting provisions payable not later than 90 days following his death. Upon a change in control of the Bank, Mr. Bratton will become 100% vested in his SERP benefit. If Mr. Bratton’s employment is terminated within two years following a change in control of the Bank, he will be entitled to receive a lump sum payment equal to the then present value of the aggregate SERP benefit payments payable not later than 90 days following the termination of his employment. If he is terminated more than two years following a change in control of the Bank, this benefit will be paid out in equal monthly installments for ten years following his termination. Notwithstanding anything in the Amended and Restated SERP Participation Agreement to the contrary, no benefits will be payable to Mr. Bratton if he is terminated from his employment for Cause (as defined therein).

Neither Mr. Holloway nor Mr. Thompson participate in the SERP.

There are no funds invested or set aside for the SERP. It is an unfunded plan that accrues an accounting liability and is a contractual promise to pay a future benefit based on the terms of the plan document. The Bank has purchased Bank Owned Life Insurance (“BOLI”) on the lives of certain employees, including each of Messrs. Holloway and Bratton. The purpose of the BOLI plan is to provide the funds necessary to replace the employee(s) due to an unanticipated death and, in the case of Mr. Bratton, to aid in the funding of his SERP benefit. These funds are to aid in locating succession management. As an inducement to retain these individuals until normal retirement, the plan provides for the sharing of the death benefit with their designated beneficiaries from the BOLI plan. The policies provide each participant a death benefit of $25,000 that is assigned to their designated beneficiary. The Bank is the owner of the policies and retains a 100% interest in the cash surrender value of the policies. There are no other benefits to the insured or their beneficiaries under the BOLI plan. Although this benefit does not provide any current remuneration to the executive, it provides the Bank with a mechanism to use to attract, retain and reward highly qualified executives, and it provides further incentive for longevity with the Bank.

Employment Agreements

On June 29, 2016, the Company and the Bank entered into an Employment Agreement (each such agreement, an “Employment Agreement” and collectively, the “Employment Agreements”) with each of the Named Executive Officers.

Each Employment Agreement provides for an initial term of two years with automatic one-year renewal periods in the event that the Company or the Bank, on the one hand, or the Named Executive Officer, on the other hand, fails to give written notice of an intent to terminate the Employment Agreement at least ninety (90) days prior to the end of the then current term.

In the event that a Named Executive Officer is terminated by the Company or the Bank during the term of his Employment Agreement without “cause” or voluntarily terminates his employment with the Company or the Bank for “good reason”, in each case as those terms are defined in the Named Executive Officer’s Employment Agreement, he shall be entitled to receive a cash severance payment in the amount of one times the Named Executive Officer’s then base salary, payable in equal installments for a period of twelve months following his termination of employment with the Company and the Bank. In the event of such a termination of the Named Executive Officer’s employment, the Company and the Bank will also be required to pay, or reimburse the Named Executive Officer for, the cost of health care premiums under the Consolidated Omnibus Budget Reconciliation Act for up to twelve months following his termination of employment with the Company and the Bank.

In the event that a Named Executive Officer is terminated by the Company or the Bank during the term of his Employment Agreement without “cause” or voluntarily terminates his employment with the Company or the Bank for “good reason”, in each case as those terms are defined in the Named Executive Officer’s Employment Agreement, within twelve months following a “change in control” as that term is defined in the Named Executive Officer’s Employment Agreement, then the Executive shall be entitled to receive, in lieu of any other payments under his Employment Agreement, a lump sum payment in the amount of 1.5 times (or 2.0 times in the case of Mr. Holloway), the Executive’s then current base salary.

In addition, the Company and the Bank have entered into an employment agreement with Ms. Chaffin on terms substantially similar to the Employment Agreements with the Named Executive Officers (other than Mr. Holloway’s Employment Agreement).

Director Compensation in 2016

This section describes the compensation we paid in 2016 to our non-employee directors serving on the Boards of Directors of the Company and the Bank. Directors who are employed by us are not compensated by us for their services as directors. The table below shows amounts paid to our non-employee directors for the year ended December 31, 2016.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Eslick E. Daniel, MD	$43,250	—	—	—	—	$51	$43,301
Vasant G. Hari	$25,300	—	—	—	—	$51	$25,351
W. Roger Witherow	$39,800	—	—	—	—	$51	$39,851
Dinah C. Vire	$31,400	—	—	—	—	$51	$31,451
Bernard Childress	$29,650	—	—	—	—	$51	$29,701
Randy A. Maxwell	$44,450	—	—	—	—	$51	$44,501
Stephen F. Walker	$32,950	—	—	—	—	$51	$33,001
Martin Maguire	$36,400	—	—	—	—	$51	$36,451
Michael D. Penrod	$35,700	—	—	—	—	$51	$35,751
Robert E. Daniel	$32,500	—	—	—	—	$51	$32,551
Ruskin A. Vest, Jr.	$33,550	—	—	—	—	$51	$33,601

(1)	Although they are not members of the Board of Directors, Messrs. Holloway and Thompson are members of the Bank’s Board of Directors. Messrs. Holloway and Thompson did not receive any director compensation for their participation on the Bank’s Board of Directors in 2016.
(2)	As of December 31, 2016, the aggregate number of option awards outstanding for each of the Company’s directors was as follows: Dr. Daniel (1,200); Mr. Hari (1,200); Mr. Witherow (1,200); Ms. Vire (1,200); Mr. Childress (1,200); Mr. Maxwell (1,200); and Mr. Walker (1,200). The exercise prices for these options are $30.00.
(3)	The Company provided accidental death and dismemberment insurance to each of the Company’s directors, the premiums for which were $51 in 2016.

Retainers and Fees. Members of the Board of Directors and the Bank’s Board of Directors are paid certain retainer and meeting fees in connection with providing services to the Bank and the Company. Often, Board or committee meetings occur on the same day as the meetings of other committees of the Board or the Board of Directors of the Bank or committees of the Board of Directors of the Bank. Beginning in February 2016, board meetings of the Bank and Company are held jointly.

Directors are paid a retainer fee of $9,000 per year and receive $850 for attending each regularly scheduled Board meeting. The Chairman of the Board is paid an additional retainer fee of $3,000 per year. Directors’ fees for attending any special meetings of either the Board or the Bank’s Board of Directors will be determined at such meetings. Directors are also expected to receive $850 for attending any shareholders’ meetings.

Members of the Board’s Executive Committee are paid a retainer fee of $3,000 per year. Members of the committees of the Board and the Bank’s Board of Directors, including the Audit Committee and Compensation Committee, generally receive $450 for attending each committee meeting. The exception to this is the Budget Committee of the Board and the Bank’s Board of Directors, for which members are paid $650 for attending each committee meeting. The chairman of each of the committees of the Board and the Bank’s Board of Directors receives a fee of $650 for each committee meeting attended. Members of the Bank’s and the Company’s Board and Loan Committee receives $100 for participation in each telephone poll held by the Board and Loan Committee.

SHAREHOLDER PROPOSALS

A proper proposal submitted by a shareholder in accordance with applicable rules and regulations for presentation at the Company’s annual meeting of shareholders in 2018 and received at the Company’s executive offices no later than December 4, 2017 will be included in the Company’s proxy statement and form of proxy relating to such annual meeting.

In addition, the Company’s Amended and Restated Bylaws contain an advance notice provision that provides that for a shareholder proposal to be brought before and considered at the next annual meeting of shareholders, such shareholder must provide notice thereof to the Secretary of the Company no later than December 4, 2017 and the proposal and the shareholder must comply with Regulation 14A under the Securities Exchange Act of 1934. In the event that a shareholder proposal intended to be presented for action at the next annual meeting is not received prior to December 4, 2017, proxies solicited by the Board of Directors in connection with the annual meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for the annual meeting.

OTHER MATTERS

Management of the Company does not know of any matters to be brought before the Shareholders Meeting other than those described in this Proxy Statement. If any other matters properly come before the Shareholders Meeting, the persons named as proxies in the enclosed form of proxy and acting there under will vote on such matters in accordance with the recommendation of the Board of Directors.

ANNUAL REPORT AND ADDITIONAL INFORMATION

All shareholders of record on the record date will receive a one-page Notice in the mail regarding the internet availability of this year’s proxy materials. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed copy of the proxy materials. The Annual Report to Shareholders is not part of the proxy materials. Any shareholder who desires a copy of our 2016 Annual Report to Shareholders or our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC, may obtain a copy without charge by visiting http://www.investorvote.com/OMYF.

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 4:00 a.m., EDT, on May 16, 2017.

Vote by Internet • Go to www.investorvote.com/OMYF • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•	Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR each of proposals 2 and 3.

1.	Proposal to elect the four (4) individuals listed below to the Board of Directors of Community First, Inc. as Class III directors, to hold office for a term of three (3) years and until their successors are duly elected and qualified;

		For	Withhold				For	Withhold		For	Withhold
	01 - Eslick E. Daniel			02 - Vasant G. Hari					03 - Martin G. Maguire

04 - Ruskin A. Vest, Jr.
				For	Against	Abstain				For	Against	Abstain
2.	To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.						3.	To ratify the action of the Company’s Audit Committee in selecting the firm of HORNE LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.
4.	In their discretion the proxies are authorized to vote upon such other matters as may properly come before the Shareholders Meeting or any adjournment(s) thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments —Please print your comments below.	Mark here if you no longer	Meeting Attendance
		wish to receive paper annual meeting materials and instead view them online.	Mark the box to the right if you plan to attend the Annual Meeting.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON MAY 16, 2017.

PROXY MATERIALS ARE AVAILABLE ON-LINE AT:

http://www.edocumentview.com/OMYF

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — COMMUNITY FIRST, INC.

PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2017.

The undersigned hereby appoints ESLICK E. DANIEL and JON THOMPSON and each of them proxies with full power of substitution and revocation, to represent the undersigned and to vote all shares of Common Stock of Community First, Inc. (the “Company”) which the undersigned would be entitled to vote at the Annual Meeting of Shareholders (the “Shareholders Meeting”) to be held on Tuesday, May 16, 2017, beginning at 4:00 P.M. local time, at the Operations Center located at the Company’s Headquarters, 501 S. James Campbell Boulevard, Columbia, Tennessee 38401, and any adjournment(s) thereof, as specified in this Proxy:

Proxy solicited by and on behalf of the Company’s Board of Directors for the Shareholders Meeting to be held on Tuesday, May 16, 2017. The Company’s Board of Directors recommends a vote “FOR” each of the nominees for director and “FOR” proposals 2 and 3.

Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted “FOR” approval of the nominees for director and “FOR” proposals 2 and 3.

The Board of Directors knows of no other matters that may properly be or which are likely to come or be brought before the Shareholders Meeting. However, if any other matters are properly brought before the meeting, the persons named in this proxy or their substitutes will vote in accordance with their best judgment on such matters. THIS PROXY SHOULD BE DATED, SIGNED BY THE SHAREHOLDER AS THE NAME APPEARS BELOW AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. JOINT OWNERS SHOULD EACH SIGN PERSONALLY, AND TRUSTEES AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN.

THE BOARD OF DIRECTORS RECOMMENDS THAT ANY SHAREHOLDER DESIRING TO REVOKE HIS OR HER PROXY AND VOTE IN PERSON AT THE SHAREHOLDERS MEETING ARRIVE AT THE MEETING LOCATION BY 3:00 P.M., LOCAL TIME, TO FACILITATE CONFIRMATION OF NUMBER OF SHARES ELIGIBLE TO VOTE.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Only shareholders as of the record date are entitled to attend the Shareholders Meeting, and each shareholder must present valid picture identification such as a driver’s license or passport and, if asked, provide proof of stock ownership as of the record date.